UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 19, 2012

AISystems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52296	20-2414965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 Centerville Road Wilmington, DE 19808
(Address of principal executive offices) (Zip Code)

(302) 351 2515
 (Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Termination of Birthday Slam Corporation Letter of Intent

On April 19, 2012 AISystems, Inc. (the “Company”) terminated the Letter of Intent executed with Birthday Slam Corporation. The Letter of Intent with Birthday Slam Corporation was executed on December 9, 2011and was reported on December 13, 2011 in the Company’s Current Report on Form 8-K.

Execution of Letter of Intent with Kool Telecom Ltd.

On April 19, 2012, the Company entered into a letter of intent with Kool Telecom Ltd. (“Kool”) (the “Letter of Intent”). Pursuant to the Letter of Intent, Kool and the Company will commence the negotiation and preparation of a share exchange agreement whereby we will acquire 100% of the shares of Kool for a certain number of shares of the Company’s common stock. The Letter of Intent may be terminated at the earlier of: (a) mutual written consent of both the Company and Kool, or (b) at 5:00 pm EST on July 19, 2012.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Jeff Robinson

On April 20, 2012, Jeff Robinson resigned from his position as director and Chairman of the Board of the Company. The resignation was not as a result of any dispute with the Company, its Officers, or Board of Directors.

Appointment of James Beatty

On April 20, 2012, the Board of Directors of the Company appointed James Beatty to serve on the Company’s Board of Directors.

From July 1982 to the present, Mr. Beatty has been the President and Chief Executive Officer of Trinity Capital Corporation, a private Canadian merchant bank.  From January 2005 to March 2011, Mr. Beatty has also been the Chairman of Canary Resources Inc., a U.S. publicly traded coal bed methane company operating in Eastern Kansas and Western Missouri. From March 2006 until June 2008, Mr. Beatty served as Chairman of First Metals Inc. a Canadian base metals producer listed on the Toronto Stock Exchange.  On March 31, 2012, Mr. Beatty was appointed Director, Chairman and CEO, CFO, Treasurer and Secretary of Mount Knowledge Holdings, Inc.

There are no transactions between Mr. Beatty and the Company that are reportable under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

 (d)        Exhibits.

Exhibit No.	Description
10.1*	Letter of Intent, dated December 9, 2011, by and between AISystems, Inc. and Birthday Slam Corporation

* Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AISYSTEMS, INC.

Date: April 20, 2012	By:	/s/ David Haines
David Haines
Chief Executive Officer